                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             CORUS BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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

CORUS LOGO                                                    ROBERT J. GLICKMAN                 3959 N. Lincoln Ave.
                                                              President and CEO                  Chicago, IL 60613

March 17, 2000

TO OUR SHAREHOLDERS:

I would like to invite you to attend the 2000 Annual Meeting of Shareholders of Corus Bankshares, Inc., to be held on Wednesday, April 26, 2000 at 10:00 a.m. at the Corus Bank, N.A. branch at 4800 N. Western Avenue, Chicago, Illinois.

The primary purpose of the Annual Meeting will be to elect eight directors and ratify the appointment of Arthur Andersen LLP as independent public accountants for 2000. We will also be sharing with you information about our performance during 1999. Additionally, the Annual Meeting will give you an opportunity to meet our Directors and our Senior Officers.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. If you do attend the Annual Meeting and wish to vote in person, you may do so, even though you have previously sent in a proxy.

I look forward to seeing you at the Meeting.

Very truly yours,

/s/ Robert Glickman

                                PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Corus Bankshares, Inc. (Corus) for use at the Annual Meeting of Shareholders, to be held on April 26, 2000, at 10:00 a.m., in the branch of Corus Bank, N.A., 4800
N. Western Avenue, Chicago, Illinois, or at any adjournment of such meeting. Each proxy received from shareholders will be voted at the meeting and, if specified, as directed, by the shareholder. Unless contrary instructions are given, the proxy will be voted at the meeting for the election of the nominees for the office of Director, as set forth below, the ratification of Arthur Andersen LLP as independent public accountants, and, in accordance with the best judgment of the holders thereof, any other business which may properly come before the meeting and be submitted to a vote of the shareholders. Shares represented by proxies which are marked "withholding authority" with respect to the election of one or more nominees for election as directors and proxies which are marked "abstain" on other proposals WILL NOT be counted in determining whether a majority vote was obtained in such matters. With respect to brokers who are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares WILL NOT be included in the vote totals. A proxy may be revoked at any time prior to its exercise by means of a written revocation or a properly executed proxy bearing a later date. Shareholders having executed and returned a proxy who attend the meeting and desire to vote in person are requested to so notify the Secretary of Corus prior to or at the time of a vote taken at the meeting. The cost of soliciting proxies in the accompanying form has been or will be borne by Corus.

            OUTSTANDING VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Corus has 14,369,290 shares of $0.05 par value Common Stock outstanding. Each share is entitled to one vote. Shareholders of record as of the close of business on February 28, 2000 are entitled to vote at the meeting. So far as is known to Corus, as of February 28, 2000, the following shareholders owned beneficially or of record more than five percent (5%) of the Common Stock of
Corus:

                                                             AMOUNT AND NATURE OF
SHAREHOLDER(1)                                               BENEFICIAL OWNERSHIP    PERCENT
--------------                                               --------------------    -------
R.J. Glickman                                                     4,927,518(2)        34.1%
J.C. and B.R. Glickman                                            2,114,537(3)        14.6%
E.W. Glickman                                                     1,302,143(4)         9.0%
M.L. and E.G. Galinson                                            1,090,857(5)         7.5%

---------------

(1) Shareholder addresses: Corus Bank, N.A., 3959 N. Lincoln Ave., Chicago, IL 60613

(2) Includes: 2,000,000 shares held as trustee for the Joseph C. Glickman Grantor Retained Annuity Trust; 355,660 shares held as sole trustee of various trusts for the benefit of his children; and 59,126 shares owned by the Robert and Caryn Glickman Foundation of which Robert J. Glickman is a director and an officer. R.J. Glickman is the son of J.C. and B.R. Glickman.

(3) Includes 2,000,000 shares held as the sole beneficiary of the Joseph C. Glickman Grantor Retained Annuity Trust for which Robert J. Glickman has voting power.

(4) Includes 35,870 shares held as trustee for the benefit of various relatives of Joseph C. Glickman under Glickman Family Trusts dated September 21, 1987 and March 9, 1992. E.W. Glickman is the son of J.C. and B.R. Glickman.

(5) Includes 831,217 shares held as co-trustee of their family trust; 139,640 shares held as trustee for the benefit of their children or a family partnership; and, 120,000 shares held as co-trustee for various charitable trusts or foundations. E.G. Galinson is the daughter of J.C. and B.R. Glickman.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

The Bylaws of Corus provide that the "Board shall consist of not less than five nor more than thirteen in number as may be determined at each Annual Meeting of the Shareholders of the Company". The Bylaws also state that at the Annual Meeting of Shareholders the concurrence of a majority of all the issued and outstanding stock entitled to vote thereat shall be required for taking any action by the shareholders including the election of directors. At the meeting, it will be proposed to elect eight directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify. Shareholders of Corus have no cumulative voting rights with respect to the election of directors.

The following individuals are nominees for election. All of the nominees have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the proxy holders to vote in favor of the remainder of those named and to vote for substitute nominees in their discretion. Information regarding these eight nominees and the number of shares of Common Stock beneficially owned by them as of February 28, 2000, is set forth below:

                               DIRECTOR NOMINEES

--------------------------------------------------------------------------------------------------------
         NAME, AGE AND PERIOD OF                           PRINCIPAL OCCUPATION AND
          SERVICE AS A DIRECTOR                        DIRECTORSHIPS FOR PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
   JOSEPH C. GLICKMAN (84)                 Chairman of the Board of Directors of Corus.
   Director since 1958
--------------------------------------------------------------------------------------------------------
   ROBERT J. GLICKMAN (53)                 President, Chief Executive Officer and Director of Corus.
   Director since 1972                        Director Corus Bank, N.A. Son of J.C. Glickman.
--------------------------------------------------------------------------------------------------------
   STEVEN D. FIFIELD (52)                  President and Chief Executive Officer, Fifield Realty
   Director since 1997                        Corp. Real estate development and construction.
--------------------------------------------------------------------------------------------------------
   KARL H. HORN (76)                       Consultant, Zenith Electronics Corporation.
   Director since 1980
--------------------------------------------------------------------------------------------------------
   MICHAEL LEVITT (55)                     President, Consolidated Currency Exchanges, Inc.
   Director since 1990                        Owns and operates check cashing businesses.
--------------------------------------------------------------------------------------------------------
   RODNEY D. LUBEZNIK (52)                 President and Director, Restaurant Management Corp. Owns
   Director since 1994                        and operates restaurants.
--------------------------------------------------------------------------------------------------------
   MICHAEL TANG (45)                       Vice Chairman, National Material, L.P. Holding company
   Director since 1995                        for a group of metals related manufacturing,
                                              distribution and processing companies. Previously,
                                              Chief Executive Officer, Midwest Metallics, L.P.
--------------------------------------------------------------------------------------------------------
   WILLIAM H. WENDT, III (57)              President and Director, Midwest Metal Products.
   Director since 1980                        Manufacturer and distributor of metal products.
--------------------------------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT

                                                                  AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP
                                                                  OF COMMON SHARES AT
DIRECTOR NOMINEES                            ADDRESS               FEBRUARY 28, 2000      PERCENT
-----------------                            -------              --------------------    -------
Robert J. Glickman                 Winnetka, Illinois                  4,927,518(1)        34.1%
Joseph C. Glickman                 La Jolla, California                2,114,537(1)        14.6%
Steven D. Fifield                  Chicago, Illinois                      13,000            0.1%
Karl H. Horn                       Jackson, Tennessee                      1,200               *
Michael Levitt                     Chicago, Illinois                       5,700               *
Rodney D. Lubeznik                 Michigan City, Indiana                  1,400               *
Michael Tang                       Elk Grove Village, Illinois             1,000               *
William H. Wendt, III              Long Beach, Indiana                    10,000            0.1%
OTHER NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------
Richard J. Koretz                  Highland Park, Illinois                 9,000(2)         0.1%
Michael G. Stein                   Skokie, Illinois                        4,000(3)            *
Tim H. Taylor                      Chicago, Illinois                      11,500(4)         0.1%
Directors and all Executive
   Officers as a Group (18 in
   total)                                                              5,150,955           35.6%

---------------
*    Represents less than 0.1% of total common shares outstanding

(1) Includes 2,000,000 shares relating to the Joseph C. Glickman Grantor Retained Annuity Trust for which Robert J. Glickman is trustee and has voting authority but Joseph C. Glickman is sole beneficiary.

(2) Includes 8,000 vested stock options

(3) Includes 4,000 vested stock options

(4) Includes 11,200 vested stock options

All of the Directors, except William H. Wendt, III (who attended 50% of the Board meetings), attended at least 75% of the four Board meetings held in 1999. The entire Board of Directors are members of the Compensation Committee. Joseph
C. Glickman and Robert J. Glickman abstain from votes of the Corus Board of Directors regarding their compensation as officers of Corus. Stock Option Committee membership was initially limited to Directors Fifield, Horn, and Levitt. At the Board's August 11, 1999 meeting, all members of the Board, with the exeption of Directors Joseph C. Glickman and Robert J. Glickman, were elected to serve on the Stock Option Committee. The Stock Option Committee, which met twice during the year and was attended by all committee members except for William H. Wendt, III, approved all stock options granted during the year. Directors Joseph C. Glickman, Robert J. Glickman and Levitt serve on the Nominating Committee. The function of the Nominating Committee is to identify and recommend to the Board of Directors candidates for director nomination. The Nominating Committee did not meet in 1999 because all matters that would normally be discussed by that committee were discussed by the full Board of Directors.

The Audit Committee includes Directors Horn, Levitt and Lubeznik. In addition to reviewing internal control reports and regulatory examination reports, the Audit Committee recommends the independent auditors for appointment by the Board of Directors and reviews the results of the audit engagement. There were three Audit Committee meetings held in 1999 with all committee members present, with the exception of Director Lubeznik who was absent once. See Exhibit A for the Audit Committee Charter.

          PROPOSAL TWO: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

On February 16, 2000, the Audit Committee and Board of Directors of Corus recommended that the shareholders ratify Arthur Andersen LLP at the 2000 Annual Meeting as independent public accountants of Corus for the year ending December 31, 2000.

One or more representatives of Arthur Andersen LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. Arthur Andersen LLP representatives will be available to respond to appropriate questions that shareholders may have.

Audit fees for the current fiscal year are expected to be approximately $170,000. Existing policy requires that all services furnished to Corus by its independent public accountants be furnished at customary rates and terms.

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation for services in all capacities to Corus and its subsidiaries during the last three fiscal years by Corus' Chairman of the Board and Chief Executive Officer and includes the five highest-paid executive officers, who were serving as executive officers at December 31, 1999, as measured by 1999 compensation levels.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM COMPENSATION
                                                                            --------------------------------------
                                                ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                        ----------------------------------- --------------------------- ----------
            (A)                 (B)         (C)          (D)        (E)                        (G)         (H)
                                                                   OTHER         (F)       SECURITIES                  (I)
                                                                   ANNUAL    RESTRICTED    UNDERLYING               ALL OTHER
                                                                  COMPEN-       STOCK       OPTIONS/       LTIP      COMPEN-
     NAME AND PRINCIPAL                    SALARY     BONUS(1)   SATION(2)     AWARDS         SARS       PAYOUTS    SATION(3)
          POSITION              YEAR        ($)          ($)        ($)          ($)           (#)         ($)         ($)
-------------------------------------------------------------------------------------------------------------------------------
  Joseph C. Glickman            1999      150,000      250,000           0           0             0           0           0
  Chairman of the Board         1998      150,000      250,000           0           0             0           0           0
                                1997      150,000      250,000           0           0             0           0           0
-------------------------------------------------------------------------------------------------------------------------------
  Robert J. Glickman            1999      500,000      500,000   3,606,250           0       200,000           0           0
  President and CEO             1998      500,000      500,000           0           0             0           0           0
                                1997      500,000      500,000           0           0             0           0           0
-------------------------------------------------------------------------------------------------------------------------------
  Richard J. Koretz             1999      160,000      180,000           0           0         5,000           0       1,500
  Senior Vice President --      1998      150,000      180,000           0           0         2,000           0       1,500
  Corus Bank, N.A               1997      140,000      180,000           0           0         2,000           0         750
-------------------------------------------------------------------------------------------------------------------------------
  Michael G. Stein              1999      200,000      417,194           0           0             0           0       1,500
  Executive Vice                1998      200,000      362,791           0           0             0           0       1,500
  President -- Corus Bank,      1997      150,000      791,263           0           0             0           0         750
  N.A
-------------------------------------------------------------------------------------------------------------------------------
  Tim H. Taylor                 1999      200,000      150,000           0           0         8,000           0       1,500
  Executive Vice President      1998      185,000      120,000           0           0         6,000           0       1,500
  and CFO                       1997      175,000      110,000           0           0         6,000           0         750
-------------------------------------------------------------------------------------------------------------------------------

(1) Michael Stein earned additional bonus deferred under the Commercial Loan Officer Bonus Program. See Long-Term Incentive Plan Awards table.

(2) Represents gain on exercise of options. See table under heading Aggregated Options/SAR Exercises and Year-End Values

(3) Represents 401(k) matching contributions.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides stock options granted in 1999 to the named executive officers.

------------------------------------------------------------------------------------------------------------------
                                        OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                 STOCK PRICE
                                                                                               APPRECIATION FOR
                                     INDIVIDUAL GRANTS                                           OPTION TERM
------------------------------------------------------------------------------------------------------------------
          (A)                  (B)               (C)            (D)              (E)           (F)         (G)
                            NUMBER OF        % OF TOTAL
                            SECURITIES        OPTIONS/
                            UNDERLYING          SARS
                           OPTIONS/SARS      GRANTED TO     EXERCISE OR
                             GRANTED        EMPLOYEES IN     BASE PRICE      EXPIRATION
         NAME                  (#)              1999           ($/SH)           DATE          5% ($)     10% ($)
------------------------------------------------------------------------------------------------------------------
   Joseph C. Glickman       N/A               N/A             N/A              N/A             N/A        N/A
------------------------------------------------------------------------------------------------------------------
   Robert J. Glickman        200,000            78.35          30.625           8/11/09     3,851,980   9,761,673
------------------------------------------------------------------------------------------------------------------
   Richard J. Koretz           5,000             1.96          30.625           8/11/09        96,299     244,042
------------------------------------------------------------------------------------------------------------------
   Michael G. Stein         N/A               N/A             N/A              N/A             N/A        N/A
------------------------------------------------------------------------------------------------------------------
   Tim H. Taylor               8,000             3.13          30.625           8/11/09       154,079     390,467
------------------------------------------------------------------------------------------------------------------

The options in the table above were granted on August 11, 1999. The options vest 20% per year over a five-year period.

AGGREGATED OPTION/SAR EXERCISES AND YEAR-END VALUES

The following table summarizes stock options that were exercised by each of the named executives during 1999 and the number and value of stock options that were unexercised at December 31, 1999.

----------------------------------------------------------------------------------------------------------------------
              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------
          (A)                  (B)               (C)                    (D)
                                                                     NUMBER OF                        (E)
                                                               SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                    UNEXERCISED                  IN-THE MONEY
                                                                  OPTIONS/SARS AT               OPTIONS/SARS AT
                              SHARES                           DECEMBER 31, 1999 (#)         DECEMBER 31, 1999 ($)
                           ACQUIRED ON          VALUE               EXERCISABLE/                 EXERCISABLE/
         NAME              EXERCISE (#)      REALIZED ($)          UNEXERCISABLE                 UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
   Joseph C. Glickman              0                  0                       0/0                            0/0
----------------------------------------------------------------------------------------------------------------------
   Robert J. Glickman        250,000          3,606,250                 0/200,000                            0/0
----------------------------------------------------------------------------------------------------------------------
   Richard J. Koretz               0                  0               8,000/9,000                   29,000/1,900
----------------------------------------------------------------------------------------------------------------------
   Michael G. Stein                0                  0                   4,000/0                       21,400/0
----------------------------------------------------------------------------------------------------------------------
   Tim H. Taylor                   0                  0             11,200/18,800                   25,900/3,800
----------------------------------------------------------------------------------------------------------------------

The numbers and amounts in the preceding table represent non-qualified stock options. There have been no SARs or incentive stock options granted since the inception of the Plan to date.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

                                                     PERFORMANCE OR
                                                   OTHER PERIOD UNTIL    ESTIMATED MAXIMUM FUTURE
                                    ORIGINATING      MATURATION OR       PAYOUTS UNDER NON-STOCK
NAME                                   YEAR            PAYOUT(1)            PRICE-BASED PLANS
----                                -----------    ------------------    ------------------------
Michael G. Stein                       1998            2 years (a)              $487,577(2)
Michael G. Stein                       1999           10 years (b)              $621,874(3)

The long-term incentive awards detailed in the above table relate to the Corus Bank, N.A. Bonus Program for the Commercial Loan Officers (the "CLO Bonus Program"). The adoption of the CLO Bonus Program was approved by Corus' shareholders at Corus' May 20, 1998 annual shareholder meeting.

The purpose of the CLO Bonus Program is to reward commercial loan officers for new business development on the basis of each officer's loan volume generation, the potential profitability, and the loan loss experience of such officer's loan portfolio, thereby more closely aligning the goals of the loan officers with the interests of Corus and its shareholders. The CLO Bonus Program is also intended to help attract and retain qualified loan officers. All commercial loan officers of Corus Bank are eligible to participate in the CLO Bonus Program. Currently there are approximately 17 officers of Corus eligible to participate, including Michael G. Stein.

(1) The CLO Bonus Program provides for deferred payment of a portion of annual commercial loan officer bonuses, which are calculated in accordance with the formula set forth in the CLO Bonus Program. These deferred amounts are subject to reduction in the event of certain circumstances relating to loan losses and nonperforming loans.

        (a) In 1998, the plan offered participants the option to receive the deferred payments in the form of either a note payable or shares of Corus' Common Stock. In addition, those electing to receive shares would be entitled to receive a cash payment at the end of the deferral period equal to the amount of dividends that would have been paid during the deferral period on that number of shares actually received. The deferred bonus amounts generally become payable at the end of a three-year deferral period.

        (b) In 1999, the plan offered participants a combination of three options for investing their deferred payments. The deferral can be invested in the equivalent of: 1) a note payable indexed to 10-year Treasury rates,
     2) shares of Corus' Common Stock or 3) a combination of Corus' Common Stock and a note payable indexed to the S&P 500 index. In addition, those electing options 2) or 3) would be entitled to receive an annual cash payment equal to the amount of dividends earned on the underlying Corus Common Stock. The deferred bonus amounts generally become payable at the end of a ten-year deferral period.

(2) Mr. Stein elected to have his 1998 deferred bonus deferred in the form of approximately 20,316 shares of Corus Common Stock. The 1998 amount above represents the deferred shares valued at the December 31, 1999 closing stock price of $24/share.

(3) In 1999, Mr. Stein elected to have his deferred bonus deferred in a combination of 20,000 shares of Corus Common Stock and a note payable indexed to the S&P 500 index. The 1999 amount above consists of $480,000 relating to the value of the stock at December 31, 1999 and $141,874 relating to the current value of the note payable.

Due to the deferral options selected, the amount ultimately paid to Mr. Stein will depend on both the future price of Corus Common Stock and the performance of the S&P 500 index. Furthermore, as mentioned above, final payments to Mr. Stein will depend on any losses on loans which are used in calculating bonuses under the CLO Bonus Program, that occur between the time of deferral and the ultimate payout of the deferred bonus.

BENEFIT PLANS

Upon attainment of normal retirement age, a participant is entitled to receive a monthly benefit for life equal to 22.5% of final monthly average compensation up to covered compensation, plus 37.5% of such participants final monthly compensation in excess of covered compensation, decreased proportionately for less than 30 years of credited service. The maximum level of annual compensation for computing retirement benefits in both 1999 and 1998 was $160,000. An employee is vested in the plan after five years of service. Joseph C. Glickman does not participate in this plan.

The following table has built in reasonable increases in compensation on the existing salary ranges up to a maximum final average compensation level of $200,000, indexed for the respective years and sets forth the estimated annual benefits payable upon retirement at age 65 for the specified compensation and years of service. The pension benefits are on the basis of a straight life annuity and are not reduced for social security or other benefits received by participants. Annual pension benefits remain fixed after 30 years of service.

------------------------------------------------------------------------------------------------------------------------------
                                                                  YEARS OF SERVICE
    FINAL AVERAGE     --------------------------------------------------------------------------------------------------------
   COMPENSATION(1)             10                   15                   20                   25                   30
------------------------------------------------------------------------------------------------------------------------------
      $125,000              $13,196              $19,356              $25,442              $31,518              $37,785
------------------------------------------------------------------------------------------------------------------------------
       150,000               16,321               24,044               31,692               39,330               47,160
------------------------------------------------------------------------------------------------------------------------------
       175,000               17,571               25,919               34,192               42,455               50,910
------------------------------------------------------------------------------------------------------------------------------
       200,000               17,571               25,919               34,192               42,455               50,910
------------------------------------------------------------------------------------------------------------------------------

(1) The average annual compensation includes the participant's salary and bonus. Robert J. Glickman, Richard J. Koretz, Michael G. Stein and Tim H. Taylor all had salary and bonus in excess of $160,000, and as such, are covered only up to the maximum average compensation of $160,000. Joseph C. Glickman is not covered under Corus' retirement plan.

The years of credited service as of December 31, 1999 for the individuals in the cash compensation table are as follows: Robert J. Glickman, 30.0 years; Richard
J. Koretz, 8.0 years; Michael G. Stein, 8.5 years and, Tim H. Taylor, 11.5 years.

The Corus Bankshares Employees' Savings Plan & Trust ("the 401(k) Plan") is a defined contribution plan which is offered to employees who have completed one year of service and who are at least 21 years in age. Under the 401(k) Plan an employee may contribute up to 15% of compensation, not to exceed $10,000 in 1999, into a retirement investment program. Employees are vested in the matching contributions and the interest thereon after five years of credited service in the 401(k) Plan. In 1999, Corus matched 20% of pretax contributions to a maximum contribution of $1,500 per person. Matching contributions for Richard J. Koretz, Michael G. Stein and Tim H. Taylor were $1,500 per person in 1999. Joseph C. Glickman and Robert J. Glickman did not participate in Corus' 401(k) Plan in 1999.

Robert J. Glickman, Richard J. Koretz, Michael G. Stein and Tim H. Taylor are covered under the medical and dental insurance plans offered by Corus to all of its full-time employees.

COMPENSATION OF DIRECTORS

No fees were paid to Joseph C. Glickman and Robert J. Glickman for directors or committee meetings in 1999. All other directors were paid $4,000 per Board of Directors meeting attended for the first two meetings of 1999 and $4,500 per Board of Directors meeting attended for the last two meetings of 1999. Directors Fifield, Horn, Levitt, Lubeznik and Tang were paid $1,000 per Stock Option Committee meeting and Directors Horn, Levitt and Lubeznik were paid an additional $1,000 per each Audit Committee meeting attended in 1999.

CHANGE-IN-CONTROL AGREEMENTS

Corus currently has Change-In-Control Employment Agreements ("Agreements") with Messrs. Richard J. Koretz, Michael G. Stein, Tim H. Taylor and four other executive officers ("Covered Executives") not named in the Summary Compensation Table. The purpose of the Agreements is to provide severance compensation to each covered executive officer in the event of the voluntary or involuntary termination after a change in control of Corus. "Change-in-Control" generally occurs on the date when an individual, corporation or partnership (with certain exceptions) becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of the stock of Corus representing 50% or more of the total voting power of Corus' then outstanding stock. Neither Joseph C. Glickman nor Robert J. Glickman have change-in-control agreements.

Compensation provided to the Covered Executives would be in the form of a lump sum payment equal to (1) 150%-300% of the Covered Executive's annual base salary if that person resigns for good reason or if that person is terminated by Corus (other than for cause) plus a proration of any prior year's bonus paid, or any bonus paid in the year before the Change-in-Control, if greater, for the amount of time employed in the year of termination, or (2) 75%-150% of the Covered Executive's annual base salary if the executive initiates termination during the 30-day period following the first anniversary of the change in control. "Good reason" means (i) any failure by Corus to comply with the provisions of the Agreement relating to compensation and benefits, or (ii) Corus' relocation of the executive's principal job location to a location, other than Corus' headquarters on the date of the Change-in-Control, more than 35 miles from his principal job location on the date of the Change-in-Control. However, no severance compensation is due the Covered Executive if employment is terminated for cause. Additionally, no severance compensation would be due after the death of a Covered Executive. In the event the Covered Executive obtains other employment prior to the first anniversary of the date of his termination of employment with Corus, he shall repay Corus an amount equal to 50% of any compensation received from such employment during the twelve month period following termination from Corus but not more than the lump sum payment, if any, received by the Covered Executive. Additionally, severance payments will be reduced and/or eliminated if the payments are prohibited by any banking regulations.

The term of all of the Agreements expire on January 31, 2001; provided, however, that on such date and on each January 31st thereafter, the term of the Agreements shall automatically be extended for one additional year unless, not later than thirty days prior to the expiration of the term, either party shall have given notice that such party does not wish to extend the term. Further, if a Change-in-Control shall have occurred during the original or any extended term of the Agreements, the term of the Agreements shall continue for a period of 36 calendar months beyond the calendar month in which such Change-in-Control occurs.

REPORT ON REPRICING OF OPTIONS/SARS

At no time during the fiscal year ended December 31, 1999 did Corus adjust or amend the exercise price of existing stock options or SARs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Corus' entire Board of Directors participates in determining executive officer compensation and, therefore, Corus has no compensation committee. Joseph C. Glickman and Robert J. Glickman abstain from votes of the Corus Board of Directors regarding their compensation as officers of Corus. Corus' Board of Directors had no compensation committee interlocks with any other entity. In the case of the 1999 Stock Option Plan, only the Stock Option Committee will make awards under the Plan.

BOARD REPORT ON EXECUTIVE COMPENSATION

OVERALL COMPENSATION PHILOSOPHY

Corus' executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the marketplace practices of other bank holding companies, will retain and attract executives who can achieve the short and long term goals of Corus. The policy is to provide for competitive base salaries which reflect individual levels of responsibility and performance, annual bonuses based upon achievement of annual corporate performance, and awards of stock-based incentive opportunities. The combined result is a strengthening of the mutuality of interest in Corus' long-term performance between its executive officers and Corus' shareholders.

TIMING OF THE BOARD OF DIRECTOR COMPENSATION REVIEW

The Board of Directors (the "Board") awarded 1999 bonuses at its November 17, 1999 meeting and set 1999 base salaries at its November 18, 1998 meeting. This report is based upon the decisions made at those meetings. To the extent that specific performance factors were discussed, the Board considered Corus' actual performance for the nine months ended September 30, 1999 and projections for the entire fiscal year.

Corus' entire Board participates in determining executive officer compensation. Corus does not have a separate compensation committee. In the case of the proposed 1999 Stock Option Plan, only the Stock Option Committee will act.

PEER GROUP COMPARISONS

At various stages of this report, the members of the Board assess Corus' performance relative to its peer publicly traded bank holding companies ranging in size of $2 to $5 billion in the current year and over time. This peer group is the appropriate group to utilize when assessing comparative performance factors and the peer group is a subset of the NASDAQ BANK STOCKS indices used in the performance graph on page 16.

BASE SALARIES

A base salary has been established for each executive officer. These base salaries are established in relation to the external marketplace and internal factors including but not limited to the following factors: (1) the compensation history of the individual officer, (2) the individual's years of experience with Corus and in the industry, (3) the performance and contribution of the officer relative to their job responsibility, (4) the achievement of certain financial performance ratios as they relate to the respective executive officers' job responsibilities (see specific factors discussed in relation to the CEO in the "CEO Compensation" section below), and (5) the current financial condition of Corus.

Additionally, the Board also considers various qualitative factors including, but not limited to, knowledge of the banking industry, the ability to recruit and build a management team, commitment and dedication, and entrepreneurial spirit. As a matter of policy, the Board does not assign weights to the factors above for any of its executive officers due to the belief that the evaluation and awarding of compensation to the executive officer group cannot be simplified to a mathematical computation. As such, the compensation policy used by the Board to set base salaries is considered subjective.

BONUSES

Executives may earn cash bonuses on an annual basis (the "Bonus Program"). The Bonus Program is designed to promote a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while rewarding outstanding performance or achievement. The Board considers the achievements of each executive officer for that year. The achievements may be quantitative or qualitative. Qualitative factors include but are not limited to commitment, dedication, or a demonstration of the entrepreneurial spirit. The Board is of the opinion that Corus is still small enough an organization to know what contribution an executive officer has made in a given year.

STOCK OPTIONS

Corus grants stock options pursuant to the 1999 Stock Option Plan, which was approved by the shareholders at the 1999 Annual Meeting of Shareholders. In 1999, options were granted to named executives as listed in the Executive Compensation section. All named executive officers presently hold stock options, except for Joseph C. Glickman who does not participate in Corus' Stock Option Plan. The Board felt that the present level of options, after consideration of the 1999 grants, was appropriate.

The Stock Option Committee will not assign specific company or individual objectives when evaluating the awarding of stock options for the CEO or its other executive officers; and, as such, the compensation policies used by the Stock Option Committee when determining stock option awards will be considered subjective.

COMMERCIAL LOAN OFFICER BONUS PROGRAM

As cited, Corus also has the Corus Bank, N.A. CLO Bonus Program. The purpose of the CLO Bonus Program is to reward commercial loan officers for new business development on the basis of each officer's loan volume generation, the potential profitability and the loan loss experience of such officer's loan portfolio, thereby more closely aligning the goals of the loan officers with the interests of Corus and its shareholders. The CLO Bonus Program is also intended to help attract and retain qualified loan officers. All commercial loan officers of Corus Bank are eligible to participate in the CLO Bonus Program. Currently there are approximately 17 officers of Corus eligible to participate, including Michael G. Stein.

CEO COMPENSATION

The factors discussed above in the "Base Salary" section are the basis for determining the base salary level of the CEO, Mr. Robert J. Glickman. Mr. Glickman's salary did not change from 1998 to 1999.

The 1999 bonus amount to the CEO was based on his leadership in attaining, among other criteria, the following:

       (1) Due to Corus' large holdings of common stocks, as discussed below in item (3), the consolidated results for Corus are neither meaningful for year-to-year comparisons nor for peer comparison. It is more appropriate to look at the performance of Corus' Bank separate from that of the common stocks.

           For the nine months ended September 30, 1999, Corus Bank's return on average assets and return on average equity were 1.7% and 25.1%, respectively. At the November, 1999 Corus Board meeting, the members considered these actual performance factors along with annual projections which indicated similar ratios for the entire fiscal year. By comparison, our peer group had performance ratios of approximately 1.2% and 15.1%, respectively, for the same period in 1999. These two performance measures place Corus Bank near the top of its peer group.

       (2) Corus' efficiency ratio for the first nine months of 1999 was approximately 41%, whereas our peer group experienced an efficiency ratio of approximately 59%. The efficiency ratio is a banking industry measure which is calculated by dividing noninterest expenses less goodwill amortization by the sum of noninterest income (net of security gains) and fully tax-equivalent net interest income. A ratio of less than 50% is generally considered excellent in the banking industry. As such, Corus' ratio in 1999 continues to be considered outstanding by the Board.

       (3) The Board noted the success of the investment in the common stock portfolio. It was noted that the idea of creating a stock portfolio was the CEO's. It was also noted that the CEO was in charge of all investment decisions related to this stock portfolio. At October 29, 1999, the unrealized gains in the portfolio were $73 million and the realized gains, since inception of the portfolio in mid 1994, were over $22 million. Together with the dividends of over $12 million received since inception of the stock program, brings the total return to $107 million as of October 29, 1999. While the unrealized gains are not included in net income until the securities are sold, they represent an economic gain to shareholders. In addition, these unrealized gains had the effect of lowering the performance ratios mentioned in item (1) above as the unrealized gains are excluded from net income, but are included in shareholders' equity, net of tax. Successful management and prudent deployment of capital enabled management to generate an outstanding return on this portfolio.

       (4) Over the past five years, Corus' stock has not performed as well as the NASDAQ STOCK MARKET index and the NASDAQ BANK STOCK index as reflected in the performance graph on page 16. However, the related appreciation of Corus' stock price over the past five-year period equates to a gain to its shareholders in excess of $100 million. The Board believes that Corus is well positioned for future growth and stock price appreciation.

       (5) The members of the Board have determined that Robert J. Glickman is a person with extreme dedication to the success of Corus and has exhibited such dedication through his entrepreneurial spirit, hard work ethic, knowledge of the banking industry and his ability to recruit a management team with the same characteristics.

TAX CONSIDERATIONS

The Board has considered the provisions of Section 162(m) of the Internal Revenue Code which, except in the case of "performance-based compensation" and certain other types of compensation, limit to $1,000,000 the amount of Corus' federal income tax deduction for compensation paid to any of the chief executive officer and the other four most highly paid executive officers. The Board believes that Corus' current compensation arrangements, which are primarily based upon performance measures expected to be reflected in increasing stockholder value over time, should not be altered to artificially maintain or reduce executive compensation at or below the deduction limit specified in Section 162(m). However, in order to maximize Corus' corporate tax deduction, it is the Board's policy to administer executive compensation in conformance with the provisions of Section 162(m), except where, in the Board's judgment, the interest of Corus and its stockholders are better served by a different approach.

CONCLUSION

The Board believes the executive officers' individual compensation programs discussed in this report are designed in a manner which is consistent with Corus' overall compensation philosophy. As such, the compensation provided to Corus' CEO, Mr. R. J. Glickman, and to the other executive officers is deemed appropriate.

                                     JOSEPH C. GLICKMAN
                                     ROBERT J. GLICKMAN
                                     STEVEN D. FIFIELD
                                     KARL H. HORN
                                     MICHAEL LEVITT
                                     RODNEY D. LUBEZNIK
                                     MICHAEL TANG
                                     WILLIAM H. WENDT, III

PERFORMANCE GRAPH

The performance graph on the following page compares the yearly percentage change in Corus' cumulative shareholder return on common stock compared with the cumulative total return on composites of 1) all NASDAQ stocks for United States companies (broad market index) and 2) all NASDAQ bank stocks (peer group index) over the last five years. Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the registrant's share price at the end and beginning of the measurement period by the share price at the beginning of the measurement period. The NASDAQ Stock Market for United States Companies index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market. The NASDAQ Bank Stocks index comprises all banks traded on the NASDAQ National Market and NASDAQ Small-Cap Market.

The following graph compares the five year cumulative total return of Corus' common stock with the Nasdaq Stock Market (U.S.) and the Nasdaq Bank Stocks indices. The return assumes a $100 investment made on December 31, 1994 and the reinvestment of all dividends.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG CORUS BANKSHARES, INC., NASDAQ STOCK MARKET (U.S.) AND
                               NASDAQ BANK STOCKS

                               PERFORMANCE GRAPH

                                       DOLLAR VALUE OF INVESTMENT AT DECEMBER 31
                                      --------------------------------------------
                                      1994    1995    1996    1997    1998    1999
                                      ----    ----    ----    ----    ----    ----
Nasdaq Stock Market (US)              $100    $141    $174    $213    $300    $542
Nasdaq Bank Stocks                     100     149     197     329     327     314
Corus Bankshares, Inc.                 100     158     204     254     210     159

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Certain Directors and Executive Officers are, at present, customers of Corus' subsidiary bank and have transactions with the bank in the ordinary course of business. Such transactions have been and will continue to be on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons. Such transactions did not, and will not, involve more than the normal risk of collectability nor present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the company's Officers and Directors, and persons who own more than 10 percent of the company's Common Stock or Preferred Stock, to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock or Preferred Stock with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms received by the Company during or with respect to its most recent fiscal year, the company believes that both Steven Fifield and Robert J. Glickman, as trustee for the Joseph C. Glickman Grantor Retained Annuity Trust, each filed one late report.

                                FUTURE PROPOSALS

Shareholders' proposals intended to be included in the Proxy statement and Form of Proxy Card for Corus' 2001 Annual Meeting, including nominees for director to be considered by the Nominating Committee, in accordance with SEC Rule 14a-8, must be received in writing by the Secretary of Corus no later than November 17, 2000, in order to be considered for inclusion in the proxy material for that meeting.

A stockholder that intends to present business at the 2001 Annual Meeting other than pursuant to Rule 14a-8 must comply with the requirements set forth in Rule 14a-4(c). Among other things, to bring business before an annual meeting, a stockholder must give written notice thereof to the Company not later than 45 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. Therefore, because the Company anticipates holding its 2000 annual meeting on April 26, 2000, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 no later than March 11, 2001.

                                 OTHER BUSINESS

Corus is unaware of any other matter to be acted upon at the meeting for shareholder vote. In case of any matter properly coming before the meeting for shareholder vote, the proxy holders named in the proxy accompanying this statement shall vote them in accordance with their best judgment.

By order of the Board of Directors,

                                     /s/ Tim Taylor
                                     Tim Taylor
                                     Acting Secretary

March 17, 2000

                                   EXHIBIT A

                            >CORUS BANKSHARES, INC.
                   >AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the shareholders by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

     a. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems;

     b. Review and appraise the audit efforts of the Corporation's independent accountants and the audit work performed by external parties; and

     c. Provide an open avenue of communication among the independent accountants, financial and senior management, external parties performing audit work, and the Board of Directors. In any instance where this Charter refers to audit work being performed by "external parties," the Audit Committee intends that those parties would be one of the "big five" accounting firms.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual company meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee may, at its option, meet with management and/or the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4 (below).

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter as conditions dictate, but in no case less than annually.

2. Review the company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the audit reports prepared by external parties and management's response.

4. Review with financial management and the independent accountants the Earnings Release prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. If deemed necessary, consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESSES

8. In consultation with the independent accountants and any third parties performing audit work, review the integrity of the company's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or third parties performing audit work.

INTERNAL CONTROLS AND RISK ASSESSMENT

11. Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

12. Consider and review with management, the independent accountants and third parties performing audit work:

     a. The effectiveness of or weaknesses in the company's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls; and

     b. Any related significant findings and recommendations of the independent accountants and any third parties performing audit work together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

INTERNAL AUDIT

13. Review and evaluate the scope, risk assessment and nature of the plan developed by the third parties performing audit work and any subsequent changes, including whether or not the plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

14. Consider and review with management and any third parties performing audit work significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal controls.

PROCESS IMPROVEMENT

15. Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and any third parties performing audit work regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

16. Following completion of the annual audit, review separately with each of management, the independent accountants and any third parties performing audit work any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

17. Review any significant disagreement among management and the independent accountants or any of the third parties performing audit work in connection with the preparation of the financial statements.

18. Review with the independent accountants, any third parties performing audit work and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate amount of time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

19. Review activities, Company structure, and qualifications of all of the third parties performing audit work.

20. Ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

21. Review with Company's counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related Company compliance policies and programs, and reports received from regulators.

OTHER

22. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

23. Maintain minutes or other records of meetings and activities of the Audit Committee.

24. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                             CORUS BANKSHARES, INC.
                           3959 North Lincoln Avenue
                            Chicago, Illinois 60613

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED, revoking previous proxies for such stock, hereby appoints J.C. Glickman and R.J. Glickman and each of them the proxy of the undersigned with full power of substitution, to vote all stock of CORUS Bankshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation TO BE HELD IN THE OFFICE OF CORUS BANK, N.A., 4800 N. WESTERN AVENUE, CHICAGO, ILLINOIS 60625, at 10:00 a.m. on April 26, 2000, and at any adjournment thereof:


          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                                                                   Please mark
                                                                                                                   your votes    [X]
                                                                                                                 as indicated in
                                                                                                                  this example


1. ELECTION OF DIRECTORS.

        FOR all nominees                 WITHHOLD                (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
       listed to the right              AUTHORITY                NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
       (except as marked         to vote for all nominees
       to the contrary)            listed to the right

           [ ]                           [ ]                     Joseph C. Glickman     Karl H. Horn           Michael Tang
                                                                 Robert J. Glickman     Michael Levitt         William H. Wendt, III
                                                                 Steven D. Fifield      Rodney D. Lubeznik

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN        In their discretion, the proxies are authorized to vote upon such
   LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.     other business as may properly come before the meeting. THIS PROXY
                                                                 WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE MARKED, PROXIES WILL
          FOR    AGAINST    ABSTAIN                              BE VOTED FOR THE ELECTION OF DIRECTORS AND RATIFICATION OF
          [ ]      [ ]        [ ]                                AUDITORS, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT UPON SUCH
                                                                 OTHER MATTERS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY
                                                                 ADJOURNMENT THEREOF.

                                                                                     The undersigned, may, at any time prior to the
                                                                                     Annual Meeting of Shareholders, revoke this
                                                                                     Proxy.

                                                                                     Dated: _________________________________, 2000

                                                                                     ______________________________________________
                                                                                     Signature

                                                                                     ______________________________________________
                                                                                     Signature, if held jointly

                                                                                     (The shareholder's signature should be exactly
                                                                                     as it appears on stock certificate. In case
                                                                                     stock is held jointly, all parties should
                                                                                     sign. If you sign as an attorney, trustee,
                                                                                     administrator, executor or guardian, please
                                                                                     give full title as such. Corporations should
                                                                                     sign by duly authorized officer and affix
                                                                                     seal.)
------------------------------------------------------------------------------------------------------------------------------------
                                                   FOLD AND DETACH HERE